                                                                 EXHIBIT 23.02

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 3 to Registration Statement 333-22121 of Koll Real Estate Group, Inc. on Form S-4 of our report dated February 18, 1997, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Costa Mesa, California
May 1, 1997